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                                                                    EXHIBIT 10.3


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         This Amendment, dated as of June 24, 2002, by and among Nabors Industries, Inc. ("Nabors Delaware"), Nabors Industries Ltd. ("Nabors Bermuda") and Anthony G. Petrello (the "Executive" and, collectively with Nabors Delaware and Nabors Bermuda, the "Parties").

         WHEREAS, Nabors Delaware and the Executive have entered into an Employment Agreement last amended effective as of October 1, 1996 (the "Employment Agreement");

         WHEREAS, Nabors Delaware, Nabors Bermuda, Nabors US Holding Inc. and Nabors Acquisition Corp. VII have entered into an Agreement and Plan of Merger dated as of January 2, 2002 (the "Merger Agreement"), pursuant to which Nabors Delaware will become an indirect wholly-owned subsidiary of Nabors Bermuda (the "Inversion");

         WHEREAS, the Employment Agreement makes certain provisions in respect of a "Change in Control" of Nabors Delaware (as defined in the Employment Agreement);

         WHEREAS, because of the risk that the definition of "Change in Control" in the Employment Agreement could be read to include the Inversion;

         WHEREAS, pursuant to Section 25 of the Employment Agreement, Nabors Delaware and the Executive may amend the Employment Agreement by writing signed by the Executive and an authorized officer of Nabors Delaware, and either Nabors Delaware or the Executive may waive any condition or provision contained in the Employment Agreement by writing signed by the Executive or an authorized officer of Nabors Delaware, as the case may be;

         WHEREAS, the Parties wish to provide that the Inversion shall not be treated as a "Change in Control" within the meaning of the Employment Agreement; and

         WHEREAS, the Parties wish to provide that, effective as of the consummation of the Inversion, Nabors Delaware shall continue to employ the Executive on the terms and subject to the conditions of the Employment Agreement, as amended in accordance herewith, and to provide that Nabors Bermuda shall become a party to the Employment Agreement for the purpose of facilitating and further ensuring the performance of the obligations of Nabors Delaware under the Employment Agreement as amended in accordance herewith.

         NOW, THEREFORE, in consideration of the foregoing, subject to the consummation of the Inversion, the Employment Agreement is amended by adding a new Section 34 immediately following Section 33 thereof to read in its entirety as follows, effective as of the consummation of the Inversion:

                  "34. Reincorporation in Bermuda.

                  (a) Background. On January 2, 2002, Nabors Industries, Inc. (for purposes of this Section 34, "Nabors Delaware"), Nabors Industries Ltd. ("Nabors Bermuda"), Nabors US Holding Inc. and Nabors Acquisition Corp. VII entered into an Agreement and Plan




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         of Merger (the "Merger Agreement"), pursuant to which Nabors Delaware will become an indirect wholly-owned subsidiary of Nabors Bermuda (the "Inversion"). The purpose of this Section 34 is to provide special rules that shall apply under this Agreement upon and after the consummation of the Inversion. No provision in this Section 34 shall become effective unless and until the Inversion is consummated.

                  (b) Change in Control. Neither the Inversion nor any of the other transactions contemplated by the Merger Agreement shall be treated as a Change in Control for purposes of this Agreement. Upon and after the Inversion, whether a Change in Control has occurred will be determined by reference to Nabors Bermuda and not Nabors Delaware.

                  (c) References to the Company. Except as otherwise provided below in this subsection (c) or as manifestly required under the terms of the Agreement in light of the nature and purposes of the Inversion, upon and after the Inversion, references in the Agreement to the "Company" shall continue to refer to Nabors Delaware (and its successors and assigns permitted under the Agreement):

                           (i) References to a "Party" or the "Parties" shall
                  mean each of the Executive, Nabors Bermuda and Nabors Delaware, and references to "both Parties" or "either Party" and the like shall be deemed a reference to any of the Executive, Nabors Bermuda and Nabors Delaware.

                           (ii) The term "Board" as defined in Section 1(f)
                  shall continue to mean the Board of Directors of Nabors Delaware, except that the term shall mean the Board of Directors of Nabors Bermuda for purposes of determining whether there has been a "Change in Control" as defined in
                  Section 1(i) and for such other purposes described in this subsection (c).

                           (iii) The term "Company" shall mean Nabors Bermuda
                  for purposes of determining whether a Change in Control has occurred as defined in Section 1(i), for purposes of Section 1(i)(vi), the term "Effective Date of this Agreement" shall mean the date on which the Inversion occurs, and the references in Section 1(i)(vii) to the "Chief Executive Officer or the Chairman of the Board" shall be references to the Chief Executive Officer or the Chairman of the Board of Nabors Bermuda.

                           (iv) For purposes of determining whether there has
                  been a "Constructive Termination Without Cause" of the Executive's employment as described in Section 1(l), the following special rules shall apply:

                                    (A) For purposes of Sections 1(l)(iii),
                           1(l)(vi) and 1(l)(viii), "Company" shall be deemed to refer to both Nabors Delaware and Nabors Bermuda.

                                    (B) Section 1(l)(vii) shall be read as
                           follows: "any act or failure to act by the Board of Directors of Nabors Bermuda or Nabors Delaware which would cause Executive (A) not to be reelected or to be removed





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                           from the position of Chief Executive Officer of
                           either Nabors Bermuda or Nabors Delaware or position of the Chairman of the Board of Directors of either Nabors Bermuda or Nabors Delaware, or (B) not to be elected or reelected as a director by the shareholders of Nabors Bermuda at any meeting held for that purpose or by written ballot of shareholders of Nabors Bermuda."

                           (v) The term "Company" shall mean Nabors Bermuda for
                  purposes of the definitions of "Stock" and "Trading Day" in Sections 1(n) and 1(r), respectively.

                           (vi) For purposes of Section 3(a), "Company" shall be
                  deemed to refer to both Nabors Delaware and Nabors Bermuda, and "Board of Directors" shall refer to the Board of Directors of both Nabors Bermuda and Nabors Delaware. Notwithstanding the foregoing, the Executive shall report to the Board of Directors of Nabors Bermuda and not to the Board of Directors of Nabors Delaware.

                           (vii) For purposes of Section 4, the reference to the
                  "Board" shall be a reference to the Board of Directors of Nabors Bermuda.

                           (viii) The reference in Section 9(d)(vi) to the
                  Chairman of the Compensation Committee shall be a reference to the Chairman of the Compensation Committee of the Board of Directors of Nabors Bermuda.

                           (ix) The reference in Section 12(a)(v) to the Chief
                  Executive Officer shall be a reference to the Chief Executive Officer of Nabors Bermuda.

                           (x) For purposes of Section 13, "Company" shall be
                  deemed to refer to both Nabors Delaware and Nabors Bermuda.

                           (xi) For purposes of Sections 14 through 19, the
                  Executive shall be deemed to act in a Corporate Status when acting as a director, officer or fiduciary of Nabors Bermuda, and the term "Enterprise" shall be deemed to include Nabors Bermuda.

                           (xii) The provisions of Section 14(d) shall apply to
                  any Proceeding brought by or in the right of either Nabors Delaware or Nabors Bermuda.

                  (d) Miscellaneous.

                           (i) This Agreement, including this Section 34, shall
                  be binding upon and inure to the benefit of the successors and assigns of Nabors Bermuda. No rights or obligations of Nabors Bermuda under this Agreement may be assigned or transferred except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which Nabors Bermuda is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of Nabors Bermuda, provided that the assignee or transferee is the successor to all




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                  or substantially all of the assets of Nabors Bermuda and such assignee or transferee assumes the liabilities, obligations and duties of Nabors Bermuda, as contained in this Agreement, by written contract. Nabors Bermuda further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of Nabors Bermuda hereunder.

                           (ii) Notwithstanding the provisions of Section 25, no
                  provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of each of Nabors Delaware and Nabors Bermuda. Any waiver of any provision of this Agreement must be in writing and signed by the Executive, an authorized officer of Nabors Delaware, or an authorized officer of Nabors Bermuda, as the case may be.

                           (iii) Nabors Bermuda agrees to take, and agrees to
                  cause Nabors Delaware to take, any and all actions required of either Nabors Bermuda or Nabors Delaware to carry out the provisions of this Agreement, including this Section 34."

The Parties further agree that this Amendment may be executed in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                            NABORS INDUSTRIES, INC.


                            By:      /s/ Eugene M. Isenberg
                                     -----------------------------------
                                     Eugene M. Isenberg
                                     Chairman & Chief Executive Officer


                            NABORS INDUSTRIES LTD.


                            By:      /s/ Daniel McLachlin
                                     -----------------------------------
                                     Daniel McLachlin
                                     Vice President


                            ANTHONY G. PETRELLO


                            /s/ Anthony G. Petrello
                            --------------------------------------------





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